UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2020
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Centennial Resource Development, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-37697	47-5381253
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Seventeenth Street, Suite 1800
Denver, Colorado 80202
(Address of principal executive offices, including zip code)
(720) 499-1400
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	CDEV	The NASDAQ Stock Market LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.
On May 15, 2020, the Purchase and Sale Agreement, dated as of February 24, 2020 the (“Agreement”) by and between WaterBridge Texas Midstream LLC (“WaterBridge”) and Centennial Resource Production, LLC (“CRP”), a subsidiary of Centennial Resource Development, Inc. (the “Company”), was terminated. The Agreement provided for the previously announced divestiture by CRP of saltwater disposal wells and associated produced water infrastructure located primarily in Reeves County, Texas to WaterBridge. The outside date and time for the transaction under the Agreement was 5:00 pm Mountain Time on May 15, 2020 (the “Outside Date”), and Centennial delivered a written notice of termination to WaterBridge shortly thereafter. Centennial believes it has a right to receive the $10 million purchase price deposit currently held in escrow (the “Deposit”) as liquidated damages for the failure by WaterBridge to close the transaction before the Outside Date. WaterBridge, which also delivered a notice of termination to CRP on May 15, 2020, has advised CRP that it disputes CRP’s position and believes that WaterBridge is entitled to a refund of the Deposit.
Item 7.01. Regulation FD Disclosure.
On May 15, 2020, the Company issued a press release announcing the termination of the Agreement. A copy of the press release is included as Exhibit 99.1 hereto and incorporated herein by reference.
The information furnished pursuant to this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act, unless specifically identified therein as being incorporated therein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
99.1	Press release dated May 15, 2020 of Centennial Resource Development, Inc.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENNIAL RESOURCE DEVELOPMENT, INC.

By:	/s/ GEORGE S. GLYPHIS
George S. Glyphis Vice President, Chief Financial Officer and Assistant Secretary

Date:	May 15, 2020